UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2026 (January 8, 2026)
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GENERAL MOTORS COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center,	Detroit,	Michigan	48265	-3000
(Address of principal executive offices)			(Zip Code)
(313) 667-1500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.
For the past several years, the global automotive industry and General Motors Company (the Company, we, our or
GM) have been investing significant capital to develop electric vehicles (EVs) to meet increasingly stringent fuel economy and emissions regulations in the United States and growing customer demand. Our strategy in North
America has been focused on delivering exceptional vehicles quickly and cost effectively. To realize economies of scale, GM added EV production to existing assembly plants and developed a dedicated EV architecture and propulsion strategy. These initiatives helped the Company become the #2 seller of EVs in North America beginning in the second half of 2024 on the strength of our broad portfolio of award-winning electric SUVs, trucks and luxury vehicles.
With the termination of certain consumer tax incentives and the reduction in the stringency of emissions regulations, industry-wide consumer demand for EVs in North America began to slow in 2025. As a result, GM proactively reduced EV capacity, including by pivoting the Company’s assembly plant in Orion, MI from EV production to the production of full-size SUVs and full-size pickups powered by internal combustion engines, where we believe we have unmet demand, and we proactively reduced battery cell capacity, including by selling our interest in Ultium
Cells LLC’s Lansing, MI facility to LG Energy Solution.
In October 2025, GM announced a broader reassessment of its EV capacity and manufacturing footprint to align with expected consumer demand and U.S. Government policy changes and recorded charges of $1.6 billion in GM
North America (GMNA) in the three months ended September 30, 2025. Our review of EV capacity and investments continued throughout the fourth quarter and, as a result, we expect to record charges of approximately
$6.0 billion in the three months ended December 31, 2025, primarily in GMNA. These charges include non-cash impairments and other non-cash charges of approximately $1.8 billion as well as supplier commercial settlements, contract cancellation fees, and other charges of approximately $4.2 billion, which will have a cash impact when paid. We expect to recognize additional material cash and non-cash charges in 2026 related to continued commercial negotiations with our supply base, which we believe will be significantly less than the EV-related charges incurred in 2025. In addition, proposed regulatory changes to the greenhouse gas emission standards could result in an impairment of our emissions credits, similar to the previous impairment we recognized related to our CAFE credits.
Such charges may adversely affect our results of operations and cash flows in the period in which they are recognized. As previously disclosed, our strategic realignment of EV capacity does not impact today’s retail portfolio of Chevrolet, GMC, and Cadillac EVs in production, and we plan to continue to make these models available to consumers.
We also expect to record additional non-EV related charges of approximately $1.1 billion for the three months ended
December 31, 2025 that will have an approximately $0.5 billion cash impact when paid. These charges mainly relate to (i) the previously announced restructuring of our China joint venture, SAIC General Motors Corporate Limited
(SGM), primarily related to our proportionate share of supplier claims, and (ii) an additional legal accrual. The EV-
related charges, the China restructuring charges, the legal accrual and certain other insignificant charges expected to be recognized in the three months ended December 31, 2025 will be reflected as adjustments in our non-GAAP financial measures. Refer to the “Non-GAAP Measures” section in our 2025 Form 10-K for additional information.
Cautionary Note on Forward Looking Statements
This Current Report on Form 8-K and the other reports filed by us with the Securities and Exchange Commission
(SEC) from time to time, as well as statements incorporated by reference herein and related comments by our management, may include "forward-looking statements" within the meaning of the U.S. federal securities laws.
Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements represent our current judgment about possible future events and are often identified by words like “aim,”
“anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,”
“evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,”
“priorities,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” or the negative of any of those words or similar expressions. In making these statements, we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of important factors, many of which are beyond our control. These factors, which may be revised or supplemented in subsequent reports we file with the SEC, include, among others, the following: (1) our ability to deliver new products, services, technologies and customer experiences in response to increased competition and changing consumer needs and preferences; (2) our ability to attract and retain talented and highly skilled employees;
(3) our ability to timely fund and introduce new and improved vehicle models, including EVs, that are able to attract a sufficient number of consumers; (4) our ability to profitably deliver a strategic portfolio of EVs; (5) adoptions of
EVs by consumers; (6) the success of our current line of ICE vehicles, particularly our full-size sport utility vehicles
(SUVs) and full-size pickup trucks; (7) our highly competitive industry, which has been historically characterized by excess manufacturing capacity and the use of incentives, and the introduction of new and improved vehicle models by our competitors; (8) the unique technological, operational, regulatory and competitive risks related to our refocused autonomous vehicle (AV) strategy on personal vehicles; (9) risks associated with climate change, including increased regulation of greenhouse gas (GHG) emissions, our transition to EVs and the potential increased impacts of severe weather events; (10) global automobile market sales volume, which can be volatile; (11)
inflationary pressures and persistently high prices and uncertain availability of raw materials and commodities used by us and our suppliers, and instability in logistics and related costs; (12) our business in China, which is subject to unique operational, competitive, regulatory and economic risks; (13) the success of our ongoing strategic business relationships, particularly with respect to facilitating access to raw materials necessary for the production of EVs, and of our joint ventures, which we cannot operate solely for our benefit and over which we may have limited control; (14) the international scale and footprint of our operations, which expose us to a variety of unique political, economic, competitive and regulatory risks, including the risk of changes in government leadership and laws
(including labor, trade, tax and other laws), political uncertainty or instability and economic tensions between governments and changes in international trade policies, new barriers to entry and changes to or withdrawals from free trade agreements, introduction of new tariffs or changes to announced tariffs directly and indirectly applicable to our industry, changes in foreign exchange rates and interest rates, economic downturns in the countries in which we operate, differing local product preferences and product requirements, changes to and compliance with U.S. and foreign countries' export controls and economic sanctions, differing labor regulations, requirements and union relationships, differing dealer and franchise regulations and relationships, difficulties in obtaining financing in foreign countries, and public health crises, including the occurrence of a contagious disease or illness; (15) any significant disruption, including any work stoppages, at any of our manufacturing facilities; (16) the ability of our suppliers to deliver parts, systems and components without disruption and at such times to allow us to meet production schedules; (17) pandemics, epidemics, disease outbreaks and other public health crises; (18) the possibility that competitors may independently develop products and services similar to ours, or that our intellectual property rights are not sufficient to prevent competitors from developing or selling those products or services; (19)
our ability to manage risks related to security breaches, cyberattacks and other disruptions to our information technology systems and networked products, including connected vehicles; (20) our ability to manage security breaches and other disruptions to our in-vehicle systems; (21) our ability to comply with increasingly complex, restrictive and punitive regulations relating to our enterprise data practices, including the collection, use, sharing and security of the personal information of our customers, employees or suppliers; (22) our ability to comply with extensive laws, regulations and policies applicable to our industry, operations and products, including those in the
One Big Beautiful Bill Act and/or relating to fuel economy, emissions and AVs; (23) costs and risks associated with litigation and government investigations; (24) the costs and effect on our reputation of product safety recalls and alleged defects in products and services; (25) any additional tax expense or exposure or failure to fully realize available tax incentives; (26) our continued ability to develop captive financing capability through General Motors
Financial Company, Inc.; and (27) any significant increase in our pension funding requirements. A further list and discussion of these risks, uncertainties and other factors can be found in our most recent Annual Report on Form 10-
K and our subsequent filings with the SEC.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
	By:	/s/ CHRISTOPHER T. HATTO
Date: January 8, 2026		Christopher T. Hatto Vice President, Global Business Solutions and Chief Accounting Officer